EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Cadus Pharmaceutical Corporation:


     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                        KPMG Peat Marwick LLP



New York, New York
July 3, 1996